THE NEVIS FUND, INC.

                       SUPPLEMENT DATED NOVEMBER 17, 2004
      TO THE STATEMENT OF ADDITIONAL INFORMATION DATED OCTOBER 1, 2004, AS
                         SUPPLEMENTED OCTOBER 21, 2004

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE STATEMENT OF ADDITIONAL INFORMATION ("SAI"), AND SHOULD BE READ IN CONJUNCTION WITH SUCH SAI.

CHANGE TO INFORMATION REGARDING FUND SHARES OWNED BY BOARD MEMBERS
The SAI is hereby amended and supplemented to change the dollar value of shares of The Nevis Fund, Inc. (the "Fund") owned by Jon C. Baker. In the section entitled "Fund Management," the sub-section entitled "Fund Shares Owned by Board Members" is hereby amended to reflect the fact that Mr. Baker owns over $100,000 of Fund shares.

CHANGE TO THE DESCRIPTION OF FUND EXPENSES PAID BY THE FUND'S INVESTMENT ADVISER The SAI is hereby amended and supplemented to clarify that the investment adviser will pay only all ordinary expenses incurred in the conduct of the Fund's operations. Accordingly, in the section entitled "Fund Management," the third paragraph of the sub-section entitled "Investment Adviser" is deleted and the following language is hereby added:

         The Adviser has contractually agreed to pay all ordinary expenses incurred in the conduct of the Fund's operations. The Fund will bear any extraordinary expenses incurred in the course of its business.

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               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE